                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gary Oppedahl and Paul Johnson, his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, and any or all amendments (including without limitation, post-effective amendments and any amendment or amendments increasing the amount of securities for which registration is being sought), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and/or any regulatory authority relating to the registration of 7,853,074 shares of Common Stock, $0.004 par value ("Common Stock"), of Cell Robotics International, Inc. (the "Company"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons in the capacities indicated as of the date indicated below.

/s/ Oton Tisch                                                                                April 18, 2003
-----------------------------------------------------------------------
Oton Tisch, Chairman of the Board of Directors

/s/ Eutimio Sena                                                                              April 18, 2003
-----------------------------------------------------------------------
Eutimio Sena, Vice Chairman of the Board of Directors

                                                                                              April __, 2003
-----------------------------------------------------------------------
Dr. Toby Simon, Director

                                                                                              April __, 2003
-----------------------------------------------------------------------
Dr. David Mueller, Director




















                                      -5-